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                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                              __________
                               FORM 8-K
                           CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 16, 2005


                       PETMED EXPRESS, INC.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)

               Commission file number 000-28827
                                      ---------

              FLORIDA                      65-0680967
   ---------------------------            ------------
  (State or other jurisdiction           (IRS Employer
of incorporation or organization)      Identification No.)


 1441 S.W. 29th Avenue, Pompano Beach, Florida       33069
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   (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (954) 979-5995
                                                    --------------

                          Not Applicable
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 7.01   Regulation FD Disclosure

    On May 16, 2005, PetMed Express, Inc. issued a press release announcing its March 31, 2005 year end financial results. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information furnished in this Item 9, intended to be furnished under
Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

    (c)     Exhibits

99.1	Press Release issued by PetMed Express, Inc. on May 16, 2005



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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: May 16, 2005

By: /s/  Menderes Akdag
   -----------------------------
    Menderes Akdag

    Chief Executive Officer
    (principal executive officer)

By: /s/  Bruce S. Rosenbloom
   -----------------------------
    Bruce S. Rosenbloom

    Chief Financial Officer
    (principal financial and accounting officer)



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                              EXHIBIT INDEX

Exhibit No.            Description


99.1	Press Release issued by PetMed Express on May 16, 2005



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